UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

Pacific State Bancorp
(Exact name of registrant as specified in its charter)

California	0-49892	61-1407606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1899 W. March Lane Stockton, California	95207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (209) 870-3214

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2010 Justin R. Garner tendered his resignation effective April 22, 2010 as Chief Financial Officer of Pacific State Bank and Pacific State Bancorp.  Mr. Garner has indicated that he would be willing to extend the effective date an additional 10 days if the additional time would be beneficial to the Company.  Mr. Garner has served as the Company’s Chief Financial Officer since September of 2008.  The Company has enlisted the services of an executive search firm to identify candidates for Mr. Garner’s replacement.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific State Bancorp
(Registrant)

Date:  March 26, 2010                                                                           By:           /s/ Rick D. Simas
Rick D. Simas
President - Chief Executive Officer